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                                                                   Exhibit  32.1

                      CERTIFICATION PURSUANT TO SECTION 906
                      -------------------------------------
           OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)
           ----------------------------------------------------------




In connection with the Quarterly Report ("Report") of Tractor Supply Company (the "Company") on Form 10-Q for the fiscal quarter ended June 25, 2005, as filed with the Securities and Exchange Commission on the date hereof, we, James
F. Wright, President and Chief Executive Officer, and Calvin B. Massmann, Senior Vice President, Chief Financial Officer and Treasurer, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section
1350), that to the best of our knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 3, 2005


/s/ James F. Wright
----------------------------------------------------
James F. Wright
President and Chief Executive Officer


/s/ Calvin B. Massmann
----------------------------------------------------
Calvin B. Massmann
Senior Vice President - Chief Financial Officer and Treasurer